                            OPPENHEIMER ENTERPRISE FUND
                        Supplement dated June 5, 2007 to the
                         Prospectus dated November 29, 2006

     This  supplement  amends the  Prospectus  dated November 29, 2006 and is in addition to the  supplement dated May 21,  2007.  The  section  "How the Fund Is
Managed - The Manager - Portfolio Manager" on page 13 is deleted in its entirety and replaced by the following:

     Portfolio Manager.  The Fund's portfolio is managed by Marc L. Baylin, CFA, who is  primarily  responsible  for  the  day-to-day  management  of the  Fund's investments.  Mr. Baylin has been portfolio  manager of the Fund since June 2007 and has been a Vice  President  of the  Manager  and a member  of the  Manager's
Growth Equity Investment Team since September 2005. He was Managing Director and
Lead Portfolio Manager at JP Morgan Fleming Investment Management from June 2002 to  August  2005 and was a Vice  President  of T.  Rowe  Price,  where he was an investment  analyst  from June 1993 and a portfolio  manager  from March 1999 to
June 2002. Mr. Baylin is a portfolio  manager and officer of other portfolios in the OppenheimerFunds complex.

     The Statement of Additional  Information  provides  additional  information about the portfolio  manager's  compensation,  other accounts he manages and his ownership of Fund shares.

June 5, 2007                                                        PS0885.036